                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ---------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 April 29, 2002
                Date of Report (Date of earliest event reported)



                             ---------------------


                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-28782                  93-0979187
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)


          157 TECHNOLOGY DRIVE                              92618
           IRVINE, CALIFORNIA                             (Zip Code)
(Address of principal executive offices)



                                 (949)788-6700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On April 29, 2002, NeoTherapeutics, Inc. issued a news release announcing the preliminary results of the Company's recently completed clinical trial of Neotrofin(TM) in Alzheimer's disease. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference.


ITEM 7.  EXHIBITS

Exhibits:

     99.1 Press Release dated April 29, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOTHERAPEUTICS, INC.


Date: April 29, 2002                   By:            /s/ Samuel Gulko
                                           -------------------------------------
                                           Name: Samuel Gulko
                                           Title: Senior Vice President Finance,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer

Exhibit
Number                 Document Description
-------                --------------------
99.1           Press Release dated April 29, 2002